                                 PANDESIC LLC
                   HOSTED PANDESIC-TM- E-BUSINESS SOLUTION
                                   AGREEMENT
PANDESIC-TM- E-BUSINESS SOLUTION

CONTRACT #_______

Date:  March 25, 1998
With: DVD EXPRESS, Inc., 7083 Hollywood Blvd., Suite 305, Los Angeles, CA, 90028 ("Merchant")

This agreement (the "Agreement") sets out the terms and conditions under which Pandesic LLC, a Delaware limited liability company, with its offices at Sunnyvale, California ("Pandesic") will make available the Pandesic-TM-E-Business Solutions service to Merchant who wishes to implement an electronic commerce capability with integrated internal business functionality. Pandesic and Merchant agree as follows:

1.   PANDESIC E-BUSINESS SOLUTIONS SERVICE AND LICENSE
Pandesic will provide services which include the implementation, hosting and administration of Merchant's Pandesic-TM- E-Business Solution on computer servers operated by Pandesic (the "Hosted Services") and configured with and containing the software and related documentation (which together with any upgrades, modifications, or enhancements which Pandesic may provide to Merchant hereunder shall be referred to as the "Licensed Software"), all as more specifically described in this Agreement and in Schedule A hereto (collectively, the "Pandesic E-Business Solutions Service").

2.   DEFINITIONS
In this Agreement,
     a) "Documentation" means the standard documentation provided to Merchant by Pandesic describing the Pandesic E-Business Solutions Service and the Licensed Software and their operation, whether transmitted on paper, on magnetic media or by electronic means.
     b) "Affiliates" means those entities whose goods and services are sold by Merchant, on a consignment basis, through Merchant's web site utilizing Merchant's Pandesic E-Business Solutions Service.

3.   PANDESIC-TM- E-BUSINESS SOLUTIONS SERVICE
Pandesic or its representatives will:
          i) install the Licensed Software on servers operated by Pandesic, at Pandesic's facilities or on other servers, as mutually agreed upon (the "Pandesic Server");
          ii) implement, host and administer Merchant's Internet commerce activities utilising the Pandesic-TM- E-Business Solution; and
          iii) provide a total of up to 5 hours of training to Merchant's employees at Merchant's facilities in the U.S.A..

4.   SOFTWARE LICENSE
     a) Pandesic hereby grants to Merchant, during the Pandesic E-Business Solutions Service Term, a non-exclusive, and non-assignable (except as permitted in Section 18) license to use the Licensed Software for the purposes of conducting business over the Internet, subject to the limitations set out in Schedule A hereto.
     b) Merchant acknowledges that certain third party software programs are bundled in the Licensed Software (the "Supplier Software") and may be subject to electronic clickwrap licenses from such suppliers (a "Supplier Agreement"). Merchant agrees that it will not access or use the Supplier Software unless it has accepted the Supplier Agreement in accordance with the procedure required by such supplier(s), and it further agrees that in case of any conflict between this Agreement and a Supplier Agreement, the terms of the Supplier Agreement shall govern with respect to the Supplier Software licensed pursuant hereto.

5.   MAINTENANCE AND SUPPORT SERVICES
a) Pandesic will provide to Merchant the maintenance and support services set out in Schedule B in respect of the Licensed Software (the "Maintenance and Support Services"). Merchant agrees to provide access for, accept, and do nothing to prevent electronic communications from and to Pandesic and its third party service providers. It is acknowledged and agreed that network and server security is the joint responsibility of Merchant and


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                                      -2-

     Pandesic and Pandesic cannot be responsible for third party spamming of Merchant's system.


6.   ADDITIONAL TERMS
a) Pandesic will provide the enhanced functionality to the Pandesic
     E-Business Solutions Service, either specifically for Merchant or generally as part of the standard product, according to the timetable and functionality list set out in Schedule D, attached.
b) Notwithstanding any other provision of this Agreement, Merchant shall have the option of terminating this Agreement for any reason within 90 days of the date the Licensed Software is made ready for use by the Merchant. Sections 13, 14 and 15 shall continue to apply in such event.
c) In consideration of Merchant assisting Pandesic in the validation of the Pandesic E-Business model, Pandesic shall pay to Merchant a market development fee, being [***] of the Merchant's service fees calculated in accordance with Schedule C. In return, Merchant shall; (i) participate in at least 2 marketing activities in each month, as requested by Pandesic, such as reference calls and site visits by potential Pandesic merchants, customer meetings, participation in public seminars and participation in trade shows; (ii) Merchant shall prominently display the Pandesic logo on the home page of its storefront web site, subject to the trademark provisions of Section 20. The size and placement of the logo shall be determined by Pandesic and Merchant, acting reasonably, with the intent that it be a prominent feature of the web site look and feel;
     (iii) Merchant shall employ a full-time director of technology whose function will be to act as liaison to Pandesic in developing new functionality and applications for the Licensed Software.
d) The Merchant acknowledges that its rights to use the Pandesic trademarked logo (the "Logo") hereunder will terminate upon the earlier of (a) termination of this Agreement and (b) at Pandesic's request for any reason. The Merchant will only use the Logo as permitted hereunder. The Merchant acknowledges that the Merchant has no rights or interest in the Logo and all use of the Logo shall inure to the benefit of Pandesic. The nature and quality of all services rendered by the Merchant in connection with the Logo, and related advertising, promotional and other related uses of the Logo by the Merchant shall conform to standards set by and shall be under the control of Pandesic.
e) Pandesic shall have Merchant's web site live and operational within by April 27, 1998 failing which Merchant may terminate in accordance with Sub-section 6(b), above. This obligation is contingent upon Merchant co-operating fully with Pandesic in such web site creation and deployment. The new Merchant web site shall have the a similar format, look and feel to their current web site.
f) Pandesic agrees not to provide, in the future, the Pandesic E-Business Solutions Service to a direct competitor of Merchant (a virtual store selling digital video disks where the sales of such digital video discs are greater than, at the time of contracting, [***] of such competitor's total online revenues) for the initial term of this Agreement. This provision has no effect with respect to current Pandesic merchants.
g) Pandesic agrees that, for the initial term of this Agreement, the rates for the monthly service fees charged to Merchant and described in Schedule C shall be the maximum charged to other Pandesic Merchants. If any lower transaction percentage rates are offered to any other Pandesic merchant by Pandesic both above and below the [***] sales per month level (the calculation to determine whether the rates are lower shall include the calculation of the development fee described in sub-section 6(c) above), Pandesic shall make such lower rates applicable to Merchant and will advise Merchant immediately.


7.   TITLE TO THE LICENSED SOFTWARE
Merchant acknowledges that its rights pursuant to this Agreement do not extend beyond the rights to the licenses granted pursuant to Section 4 and that it does not otherwise acquire any rights of ownership or possession or any interest in intellectual property in the Licensed Software. Merchant agrees that it will not, at any time during or after the termination of this Agreement, contest or challenge Pandesic's and its suppliers ownership of or rights in or related to the intellectual property in the Licensed Software. Title to any medium containing the Licensed Software delivered to Merchant shall remain with Pandesic.


***CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
   SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
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                                         -3-
8.   RESTRICTIONS
Merchant, its employees, agents, consultants and Affiliates will not:
     a) copy, modify, alter, disassemble, decompile, translate or convert into human readable form, or reverse engineer, all or any part of the Licensed Software and shall not use the Licensed Software to develop any derivative works or any functionally compatible or competitive software, except to the extent permitted under applicable law. However, Merchant may create interfaces to the Licensed Software or modify the provided interfaces to permit interfacing with Merchant's legacy database systems. Merchant shall not separate the Licensed Software into its component parts nor incorporate any component files into any product, nor shall it remove any proprietary, trademark or copyright markings or confidentiality legends within the Licensed Software (and Pandesic agrees that it shall not make such markings or legends visible to customers of Merchant);
     b) offer, for a fee or free of charge, services consisting of the processing of data through the use of the Pandesic Server or the Licensed Software for or for the benefit of any person other than Merchant or its Affiliates;
     c) use the Pandesic Server or the Licensed Software for commercial time sharing, rental or service bureau use;
     d) SELL, LEASE, RENT, LICENSE, SUB-LICENSE, TRANSFER, MARKET, DISTRIBUTE, REDISTRIBUTE, OR OTHERWISE PART WITH THE LICENSED SOFTWARE OR ANY COPIES OF THE LICENSED SOFTWARE, IN ANY MANNER OR IN ANY FORM NOT EXPRESSLY PERMITTED BY THIS AGREEMENT; or
     e) use the Licensed Software in any manner which violates any law or regulation; is for a fraudulent purpose; contravenes public policy; may cause Pandesic or its licensors to be subject to investigation, prosecution or legal action or in contravention with the written instructions provided by Pandesic.

9.   CHARGES
     a) In respect of Pandesic's provision of the Pandesic E-Business Solutions Service Merchant will pay to Pandesic the service fees in the amount and within the time set out Schedule C. The fees referred to in this Section 9 do not include any taxes. If Pandesic is required to pay any sales, use, property, value added, goods and services or other federal or state or local taxes (excepting any taxes on Pandesic's income) based on or as a result of the Pandesic E-Business Solutions Service, lease or the license granted pursuant to this Agreement, or Merchant's use of the Pandesic Server or the Licensed Software, such taxes shall be charged to and collected from Merchant in addition to the service fees set out in Part 1 of Schedule C.
     b) Merchant shall maintain complete and accurate records of its accounts including, without limitation, invoices, correspondence and all banking, financial or other records related to its use of the Pandesic E-Business Solutions Service during the existence of this Agreement and for at least three years after termination or expiration.

10.  AUDIT
Pandesic shall have the right, on a once per year basis, to audit and inspect
     Merchant's use of the Pandesic E-Business Solutions Service and the sales records associated therewith in order to verify compliance with the terms of this Agreement.

11.  TERM
     a)   The term of this Agreement will commence on the date hereof.
     b) Subject to Section 12, the term of Pandesic's obligation to provide the Pandesic-TM- E-Business Solutions Service and Merchant's obligations to pay for such will end 24 months from the date on which the Licensed Software is made ready for use by the Merchant (the "Initial Term"), following which it will be automatically renewed for further successive one year terms (each, a "Renewal Term") unless Pandesic or Merchant gives the other party at lease 90 days notice of non-renewal prior to the end of the Initial Term or any Renewal Term (the Initial Term and any


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                                         -4-

          Renewal Terms collectively, the "Pandesic-TM- E-Business Solutions Service Term").

12.  TERMINATION
     a) Pandesic may immediately terminate this Agreement and its obligations under all Schedules attached hereto by notice in writing to Merchant if any of the following occur:
          i. Merchant's use of the Licensed Software exceeds the scope of the license conferred by Section 4;
          ii. Merchant materially breaches any term of this Agreement and such breach is not cured within 10 days of notice to Merchant of such breach; or
          iii. MERCHANT MAKES ANY ATTEMPT TO ASSIGN, SUB-LICENCE, OR OTHERWISE TRANSFER ANY OF ITS RIGHTS UNDER THIS AGREEMENT OTHER THAN AS PERMITTED BY SECTION 18.
     b) The provisions of Sections 12, 13, 14 and 15 will continue to apply between Pandesic and Merchant following the termination of this Agreement.
     c)   Upon the termination of this Agreement pursuant to Section 12(a):
          i)   Merchant's rights under Section 4 shall immediately cease;
          ii) Merchant shall return to Pandesic, or destroy (such destruction to be certified in writing by an officer of Merchant), at the Merchant's expense, all copies of the Licensed Software and Documentation within 30 days of termination;
          iii) Pandesic shall be under no further obligation to provide the Maintenance and Support Services.
     d) Termination of this Agreement shall not limit either party from pursuing any other remedies available to it, including injunctive relief, not shall such termination relieve Merchant, in the event that it terminates this Agreement or its breach causes such termination, from its obligation to pay fees accrued prior to the termination and the present value of the minimum monthly fees from the date of termination through the end of the E-Business Solutions Service Term, discounted at a rate of six (6%) per annum.
     e) In the event of any termination hereunder, Merchant shall not be entitled to any refund of any payments made by Merchant.

13.  CONFIDENTIALITY
     a) Merchant and Pandesic each acknowledge that, during the term of this Agreement, it will receive information from the other party that the disclosing party regards as confidential (collectively, the "Confidential Information"). Pandesic and Merchant each agree to take measures to protect the confidentiality of the other party's Confidential Information that, in the aggregate, are no less protective than those measures it uses to protect the confidentiality of its own Confidential Information, but at a minimum, Merchant and Pandesic shall take reasonable steps to (i) use Confidential Information of the other party only for the purposes of this Agreement; (ii) avoid disclosure of such Confidential Information to any third party, without the disclosing party's prior written consent, other than to each other's employees and contractors on a need-to-know basis; (iii) advise its employees and contractors of the confidential nature of the Confidential Information and of the prohibitions contained herein; (iv) not duplicate such Confidential Information, except as reasonably necessary to perform their duties hereunder, and (vi) not remove or destroy any proprietary or copyright notice appearing therein.
     b)   This Section 13 will not apply to Confidential Information that:
          i) is rightfully known to the recipient prior to receipt from the disclosing party;
          ii) is required to be disclosed under the laws of that party's jurisdiction (provided that the parties shall meet and discuss in good faith reasonable and lawful methods for limiting such disclosure);
          iii) is disclosed to an assignee of Pandesic; or
          iv)  is or later enters the public domain.
     c) Pandesic and Merchant each acknowledge that its failure to comply with the provisions of this Section 13 will cause irreparable harm to the other party which cannot be adequately compensated for in damages, and accordingly acknowledges that the other party will be

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                                      -5-

    entitled, in addition to any other remedies available to it, to interlocutory and permanent injunctive relief to restrain any anticipated, present or continuing breach of this Section.

14. NO WARRANTIES.
PANDESIC WARRANTS THAT THE LICENSED SOFTWARE WILL SUBSTANTIALLY CONFORM TO
    THE FUNCTIONAL SPECIFICATIONS CONTAINED IN THE DOCUMENTATION. PANDESIC DOES NOT WARRANT THAT THE LICENSED SOFTWARE WILL OPERATE UNINTERRUPTED OR THAT IT WILL BE FREE FROM MINOR DEFECTS OR ERRORS WHICH DO NOT MATERIALLY AFFECT SUCH PERFORMANCE OR THAT THE APPLICATIONS CONTAINED IN THE LICENSED SOFTWARE ARE DESIGNED TO MEET ALL OF MERCHANT'S OR ITS AUTHORIZED AFFILIATES' BUSINESS REQUIREMENTS.

ONE OF PANDESIC'S LICENSORS IS TAXWARE INTERNATIONAL, INC. ("TAXWARE"). WITH
    RESPECT TO SUCH TAXWARE SOFTWARE AND DATA, PANDESIC DOES NOT WARRANT THE ACCURACY OF THE DATA AND OTHER CALCULATIONS MADE BY THE TAXWARE SOFTWARE. MERCHANT BEARS FULL RESPONSIBILITY FOR THE DETERMINATION OF THE ACCURACY AND APPLICABILITY OF THE OUTPUT FROM THE TAXWARE SOFTWARE AND
    ACKNOWLEDGE AND UNDERSTAND THAT TAX CALCULATIONS OFTEN INVOLVE INTERPRETATIONS AND THAT THE DATA OF MANY JURISDICTIONS CAN CHANGE RAPIDLY. MERCHANT UNDERSTANDS THAT TAXWARE IS NOT PROVIDING SPECIFIC TAX ADVICE AND MERCHANT SHOULD OBTAIN THE ADVICE OF QUALIFIED PROFESSIONALS IN THIS AREA.

15. LIMITATION OF LIABILITY.
    A) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY STATUTE OR RULE OF LAW, SUBJECT TO SECTION 13(C), PANDESIC'S
        CUMULATIVE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND ANY SCHEDULES ATTACHED HERETO, WHETHER DIRECTLY OR INDIRECTLY, INCLUDING, WITHOUT LIMITATION, FROM OR IN CONNECTION WITH THE PANDESIC E-BUSINESS SOLUTIONS SERVICE, THE PANDESIC SERVER, THE HOSTING SERVICES, THE LICENSED SOFTWARE, OR THE PROVISION OF THE MAINTENANCE AND SUPPORT SERVICES SHALL NOT EXCEED THE LESSER OF THE CHARGES PAYABLE BY MERCHANT PURSUANT TO THIS AGREEMENT IN THE YEAR IN WHICH THE CAUSE OF ACTION AROSE OR $500,000.
    B) NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INDIRECT, CONSEQUENTIAL OR SPECIAL DAMAGES CLAIMED BY ONE OF THE PARTIES OR
        ANY THIRD PARTY, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE, DATA LOSS OR FAILURE TO RELEASE EXPECTED SAVINGS, HOWEVER DERIVED.
    C) NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY STATUTE OR RULE OF LAW EXCEPT FOR ITS OBLIGATIONS UNDER SECTIONS 9
        AND 13, MERCHANT'S CUMULATIVE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND ANY SCHEDULES ATTACHED
        HERETO, WHETHER DIRECTLY OR INDIRECTLY, INCLUDING, WITHOUT LIMITATION, FROM OR IN CONNECTION WITH THE PANDESIC E-BUSINESS SOLUTIONS SERVICE, THE PANDESIC SERVER, THE HOSTING SERVICES, THE LICENSED SOFTWARE, OR THE PROVISION OF THE MAINTENANCE AND SUPPORT SERVICES SHALL NOT
        EXCEED THE LESSER OF THE CHARGES PAYABLE BY MERCHANT PURSUANT TO THIS AGREEMENT IN THE YEAR IN WHICH THE CAUSE OF ACTION AROSE OR $500,000.

    D) THIS SECTION 15 APPLIES REGARDLESS OF THE GROUNDS ON WHICH MERCHANT BASES ITS CLAIM, INCLUDING BUT NOT LIMITED TO CONTRACT OR TORT, EVEN IF THE DAMAGES ARE CAUSED BY BREACH OF CONTRACT (INCLUDING, WITHOUT LIMITATION, FUNDAMENTAL BREACH), OR BY THE NEGLIGENCE, GROSS NEGLIGENCE, NEGLIGENT MISREPRESENTATION OR OTHER FAULT OF
        PANDESIC,AND EVEN IF

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                                      -6-

        PANDESIC HAS BEEN ADVISED OF THE POSSIBILITY OF THESE DAMAGES.

16.  AUTHORIZATION
The relationship between Pandesic and Merchant is intended to be that of independent contractors. Merchant acknowledges that Pandesic is providing a service and granting a license only, and that by providing the Pandesic E-Business Solutions Service Pandesic is not acting as the employee, agent or representative in any other capacity of Merchant.

17.  PROPRIETY RIGHT INFRINGEMENT
     a) Subject to Section 15, Pandesic will indemnify Merchant and save Merchant harmless for and against any and all costs, losses, damages, legal costs and expenses, liability, claims and demands incurred by or made against Merchant alleging that the use of the Licensed Software by Merchant in accordance with the terms of this Agreement infringes or otherwise breaches the copyright, trade secret, or other intellectual property, other than patent rights, of any third party, provided that Merchant gives Pandesic prompt notice of, and reasonable assistance in defending, any claim to which this Section
        17 applies, and provided further that Pandesic will have sole authority to defend and contest or settle any claim to which this
        Section 17 applies.
     b) Pandesic will have no liability under this Section 17 for, and Merchant will indemnify and save Pandesic harmless from and against any and all costs, losses, damages, legal costs and expenses, liability, claims and demands incurred by or made against Pandesic in connection with any claim described in this Section 17 and any claim for breach of patent rights which is based upon Merchant's use of the Licensed Software in connection with any other hardware, software or services not provided by Pandesic, or in any manner which is not authorized by this Agreement.
     c) If any of the Licensed Software becomes, or in Pandesic's judgment is likely to become, the subject of a claim that infringes a proprietary right or if Pandesic settles a claim of infringement, Pandesic may, at its sole option, discretion and expense:

          i) obtain for Merchant the right to continue using the Licensed Software;
         ii) replace or modify the Licensed Software to make in non-infringing so long as the replacement or modification is substantially similar to the Licensed Software; or
        iii) terminate this Agreement and refund to Merchant the Service fees paid pursuant to Section 9(a) during the month in which the termination occurs.
     d) The maximum aggregate liability of Pandesic under this Section 17 shall equal the lesser of the aggregate payments made by Merchant to Pandesic under this Agreement in the twelve months immediately prior to the time the claim of infringement arises or $500,000, and if there should be more than one claim of infringement, the amount payable under such indemnity in respect of each claim shall be divided pro rata.
     e) This Section 17 states the entire liability of Pandesic and the exclusive remedy of Merchant with respect to any claim of infringement, including patent, copyright or trade secret infringement.

18. ASSIGNMENT
    A) MERCHANT MAY NOT, WITHOUT PANDESIC'S PRIOR WRITTEN CONSENT, ASSIGN, SUBLICENSE, PLEDGE, GRANT A SECURITY INTEREST IN OR OTHERWISE TRANSFER THIS AGREEMENT OR ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT, TO ANY PERSON.
    B) ANY ATTEMPT OR ANY PURPORTED ACT OR ATTEMPTED ACT TO DO ANY OF THE THINGS PROHIBITED BY THIS SECTION 18 SHALL BE NULL AND VOID.

19. ARBITRATION
Except for the right of either party to apply to a court of competent jurisdiction for a temporary restraining order or other provisional remedy to preserve the status quo or prevent irreparable harm pending the selection and confirmation of a panel of arbitrators, and for the right of Pandesic to bring suit on an open account for any payments due Pandesic hereunder, any controversy or claim arising out of





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                                     -7-

or relating to this Agreement shall be settled by arbitration in San Francisco, California, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgement upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Arbitration shall be conducted by a single arbitrator who shall have a background or training in computer law, computer science, or marketing of computer products. The arbitrator shall have the authority to grant injunctive relief in a form substantially similar to that which would otherwise be granted by a court of law.

20.  General
     a) The inclusion of headings in this Agreement is for convenience of reference only and shall not affect its construction or interpretation.
    b) This Agreement and the Schedules attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof. There are no warranties, conditions, or representations (including any that may be implied by statute) and there are no agreements in connection with such subject matter except as specifically set forth or referred to in this Agreement. No reliance is placed on any warranty, representation, opinion, advice or assertion of fact made by any party hereto or its directors, officers, employees or agents, to any other party hereto or its directors, officers, employees or agents, except to the extent that the same has been reduced to writing and included as a term of this Agreement. Accordingly, there shall be no liability, either in tort or in contract, assessed in relation to any such warranty, representation, opinion, advice or assertion of fact, except to the extent aforesaid.
    c) Except as expressly provided in this Agreement, no amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No agent or representative of Pandesic, except an Officer, has authority to alter, modify or waive any provision of this Agreement. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.
    d) This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.
    e) If any provisions of this Agreement shall for any reason be held illegal or unenforceable, such provision shall be deemed separable from the remaining provisions of this Agreement and shall in no way affect or impair the validity of the enforceability of the remaining provisions of this Agreement.
    f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES. THE PARTIES AGREE THAT THIS AGREEMENT IS NOT SUBJECT TO AND SHALL NOT BE INTERPRETED BY THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE SALE OF GOODS.
    g) Any notice or other communication required or permitted to be given pursuant to or in connection with this Agreement shall be in writing and shall be given by hand or overnight delivery to the address noted above for each of the respective parties.
    h)    Time is of the essence of this Agreement.
    i) Neither party shall be liable under this Agreement by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of any cause which is beyond the reasonable control of such party.
    j) Merchant shall not disclose the terms of this Agreement to any third parties.
    k) It is acknowledged and agreed that Pandesic may use sub-contractors to perform any or all of the services to be performed hereunder.

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                                       -8-

IN WITNESS WHEREOF Pandesic and Merchant have executed this Agreement on the date first written.

PANDESIC LLC

Per:  /s/ Harold Hughes
    -----------------------------


DVD EXPRESS, INC.

Per:  /s/ Michael Dubelko                     3/26/98
    -----------------------------

                                   SCHEDULE A
               PANDESIC E-BUSINESS SOLUTIONS-TM- CONTRACT # __________
                                 SOFTWARE LIST


DESCRIPTION OF SERVICE EQUIPMENT:

               Description of Licensed Software:

               Pandesic-TM- E-business solution software product version 2.0



RESTRICTIONS AND LIMITATIONS OF THE PANDESIC E-BUSINESS SOLUTION SERVICE AND
LICENSE:


i) Merchant shall have a maximum of 10,000 base products offered on its Web site.
ii)  Merchant is permitted a maximum of 9 warehouses.
iii) Merchant operates on a supplier, reseller or physical consignment business model.
iv) Merchant is permitted to place its web site on the hosted server to a maximum configuration of 50MB of disk space and 1 GB bandwith utilisation per month, provided that Merchant uses static web pages for its web site.



DOCUMENTATION:

Attached hereto in the form of Appendices to this Schedule A.


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                                    - 10 -

                            SCHEDULE A, APPENDIX 1

                         PANDESIC HOSTING DEFINITION


The Pandesic Hosted E-Business Solution allows a Merchant to receive the benefits of the Pandesic Solution without the costs of running and supporting a system at their own site.

OBJECTIVE
This document outlines Pandesic's responsibilities and obligations to the Merchant.


1.   SOLUTION COMPONENTS (SEE PANDESIC PRODUCT DEFINITION OVERVIEW)

     1.1. HOSTING SERVER AND NETWORK BANDWIDTH -- Pandesic will allocate the appropriate (to be mutually agreed between the parties acting reasonably) server capacity and network bandwidth to the Merchant for their Pandesic Solution, subject only to minimum monthly fees.

          1.1.1. CORPORATE WEBSITES -- Hosting includes 25-200 MB of disk space and 0.5-2 GB of network bandwidth per month for hosting corporate static web pages, beyond which additional usage-based fees will be applicable. Pandesic cannot host dynamic web pages (pages linked to non-Pandesic applications or databases).

     1.2. ADDITIONAL HARDWARE -- Pandesic will provide two Wedge barcode scanners and one printer (including a network card and barcode printing cartridge) for the Merchant's first warehouse, and will install them in the Merchant's warehouse. After the first warehouse, Pandesic will install further warehouses on a time and materials basis (required hardware is purchased by the Merchant).

          1.2.1. PROVIDED BY MERCHANT -- The Merchant will need to provide a
                 PC and appropriate software (for specifications see PANDESIC PRODUCT DEFINITION OVERVIEW), and security hardware if desired or necessary. If the Merchant is not located in the warehouse, they will also need one or more additional Web-enabled PCs to maintain their Pandesic Solution.

     1.3. SOFTWARE -- The Hosted Solution encompasses all the software functionality described in the PANDESIC PRODUCT DEFINITION OVERVIEW. Pandesic will provide the Merchant with SAP Client software.

          1.3.1. PROVIDED BY MERCHANT -- The Merchant needs a system capable of Web browsing with Microsoft Internet Explorer 3.0 (or higher) or Netscape Navigator 3.0 (or higher). Pandesic does not provide the Merchant with web editing software such as Microsoft FrontPage or Visual Interdev.

2.   DEPLOYMENT (SEE DEPLOYMENT STATEMENT OF WORK)

     2.1. PREPARATION -- During the preparation phase, the Merchant completes the pre-work (including designing the store front and preparing catalog content) and education is provided to the Merchant on the Pandesic Solution.

     2.2. INSTALLATION -- The hardware and software, as described above, is delivered, setup, configured and tested.

     2.3. INITIALIZATION -- The Merchant receives 5 hours of training and the Pandesic Solution is personalized with basic store setup. The Merchant tests the system.

     2.4. ROLLOUT -- The Merchant completes the store setup, including loading all of their catalog products, and links the store to their corporate web site.

    2.5. CUSTOMIZATION - The Merchant is responsible for additional customization or legacy integration. Pandesic will only allow and support hosted systems utilizing SAP's ALE (Application Link Enabling) technology or flat-file transfers. Customization and legacy integration may require additional fees due to service, hardware or bandwidth requirements.

3.  EVERGREEN SERVICES AND UPGRADES

    3.1. SYSTEM MAINTENANCE AND ADMINISTRATORS - System monitoring and maintenance will be provided by Pandesic and/or an authorized Hosting Partner. These services will encompass the hardware, Windows NT, Microsoft SQL Sever, Microsoft IIS, Pandesic Application Software, SAP R/3, Cybercash, Taxware, Citibank, and any other hosted components of the Pandesic Solution.

    3.2. BACKUP SERVICES - The Merchant's system will be backed up daily and weekly, or as per a mutually agreed upon schedule.

    3.3.  DOWNTIME RESPONSE - 24x7x365 mission-critical downtime response.

    3.4. CUSTOMER AND TECHNICAL SUPPORT - Customer and technical support will be available Monday through Friday, 5am PST to 8pm PST.

    3.5. EVERGREEN HARDWARE, NETWORK SCALABILITY - Pandesic will guarantee Evergreen server capacity and network bandwidth as is appropriate to meet mutually agreed upon performance benchmarks.

          3.5.1. ADDITIONAL SERVER, NETWORK REQUIREMENTS - If the Merchant requires additional non-Pandesic Solution server or bandwidth capacity, including legacy integration traffic, Pandesic may elect to charge additional usage-based fees which shall be based upon actual out-of-pocket costs.

    3.6. EVERGREEN UPGRADES - Pandesic or an authorized partner will perform upgrades and patches at Pandesic's discretion, barring backwards-compatibility or legacy integration issues. If such issues exist, Pandesic will work with the Merchant to determine a mutually acceptable timeframe and process for upgrading.

4.  HOSTING FACILITIES

    4.1. CURRENT FACILITIES - Pandesic currently hosts systems at its Folsom, CA site. It provides T1 Internet access, firewall security, physical security, and immediate proximity to Pandesic technicians. T1 redundancy and UPS capabilities are currently being evaluated for installation.

    4.2. PANDESIC HOSTING PARTNER - Pandesic is currently evaluating best-of-class Network Service Providers as candidates for a Pandesic Hosting Partner. If selected, the Pandesic Hosting Partner will provide the hosting facilities and services in cooperation with Pandesic. Pandesic customers installed at Pandesic's Folsom, CA site will be moved to the Hosting Partner's site within a mutually agreed upon timeframe.

                              SCHEDULE A, APPENDIX 2

                        PANDESIC PRODUCT DEFINITION OVERVIEW

-------------------------------------------------------------------------------
HARDWARE - PROVIDED BY PANDESIC
-------------------------------------------------------------------------------

   SERVER CAPACITY                     Shared capacity; Compaq or
                                       Hewlett-Packard; 4 x 200 MHz Intel
                                       Pentium-Registered Trademark- Pro
                                       processors; 1 GB RAM; 30 GB Hard Disk;
                                       Ethernet Card

   BANDWIDTH                           Shared T1 access

   WAREHOUSE PRINTER                   Hewlett-Packard 5Si; Barcode printing
                                       cartridge; Ethernet Card

   BARCODE SCANNER                     Symbol LS4004 Wedge scanner

-------------------------------------------------------------------------------
HARDWARE - PROVIDED BY MERCHANT
-------------------------------------------------------------------------------

   WAREHOUSE PC                        Intel 166 MHz Pentium-Registered
                                       Trademark- Processor or equivalent; 32
                                       Mb RAM; 1 Gb Hard Drive; CD-ROM;
                                       Ethernet Card; Windows NT Server v4.0

     TERMINALS ON LAN FOR              OS is Unix, Windows 95, or Windows NT
   - CUSTOMER SUPPORT FUNCTION                Hardware is unspecified
     - ACCOUNTING AND FINANCE
     - MERCHANDISING (PRODUCT
          MANAGEMENT)
     - WEB DEVELOPMENT (IF NOT
          OUTSOURCED)

SECURITY HARDWARE                      Optional, depends on security required

SCANNER OR DIGITAL CAMERA              Unspecified - for catalog setup/maintenance


-------------------------------------------------------------------------------
SOFTWARE - PROVIDED BY PANDESIC
-------------------------------------------------------------------------------
   PANDESIC APPLICATION SOFTWARE

   DATABASE SERVER                     Microsoft SQL Server 6.5

   OS & WEB SERVER LICENSE             Microsoft Windows NT Server 4.0
                                       NT Resource Kit
                                       Microsoft Internet Information Server
                                          (IIS) 4.0

   BROWSER                             Microsoft LE 4.0

   ELECTRONIC MAIL                     MetaInfo Send Mail

   TRANSACTION PAYMENTS SYSTEM         Cybercash

   TAX SOFTWARE                        AVP Taxware

   SAP INTERFACE                       SAP GUI client

   REMOTE TERMINAL ACCESS SOFTWARE     PCAnywhere





                                     -13-

-------------------------------------------------------------------------------
SOFTWARE - PROVIDED BY MERCHANT
-------------------------------------------------------------------------------

   OS ON OFFICE TERMINALS              Unix, Windows 95, Windows NT

   BROWSER ON OFFICE TERMINALS         Netscape 3.0 or MS LE 3.0, or higher
                                          versions

   WEB EDITING PROGRAM                 Examples: MS FrontPage 97, MS Visual Interdev


   IMAGE EDITOR                        Unspecified - for catalog setup/maintenance


                             SCHEDULE A, APPENDIX 3

                                STATEMENT OF WORK
                                     HOSTED

The purpose of this document is to identify the activities and deliverables that are included in the deployment portion of the Pandesic-TM- e-business solution; to identify who completes these activities and what optional services are available from the Certified Installer.

DEPLOYMENT OBJECTIVE

The objective of the Pandesic Deployment is for the Certified Installer, the Merchant and Pandesic to work together on establishing and launching the Internet shopping environment for the Merchant using the Pandesic-TM-e-business solution.

ROLES AND RESPONSIBILITIES

The following resources are involved during a Deployment of the Pandesic
Solution:

               1.  Pandesic Deployment Manager
               2.  Certified Installers
               3.  Merchant Resources

The roles and responsibilities for these people include the following:

     1. THE PANDESIC DEPLOYMENT MANAGER - The Pandesic Deployment Manager has overall responsibility for the delivery and deployment of the Pandesic-TM- e-business solution. They assist the merchant with understanding the deployment methodology, preparing the prework needed for the installation and coordinate activities with the Certified Installer.

     2. CERTIFIED INSTALLER - The Certified Installer will be responsible for the initial personalization of software and the installation of the printer at the distribution site.

     3. MERCHANT - Multiple roles within the merchant's organization need to be represented during the Deployment of the Pandesic-TM-e-business solution. The following list is designed to provide you with some guidelines as to the type of roles that will need to be performed. This could represent different individuals or the same person could facilitate multiple roles. When identifying Merchant resources for the Deployment project, representatives from the following areas should be included:

               DISTRIBUTION CENTER - A representative from the warehouse that will be used to stock merchandise for shipment to the customer. This person will be responsible for executing transactions to receive inventory into the warehouse, process deliveries and return orders, and move inventory within the the warehouse.

               MARKETING/PLANNING - A representative who will be responsible for executing transactions to maintain product and catalog information, and maintain business information such as supplier and freight costs and minimum inventory levels.

               CUSTOMER SERVICE - A representative from the customer service organization who will assist customers when required. This person will be responsible for executing transactions to cancel orders, issue customer credits, and sent replacement orders when required.

               FINANCE - A representative from finance/accounting organization who will process vendor payments, maintain month end/ year-end period close and maintain vendor information.

     Additionally, a project leader or primary contact should be identified for the project. This project leader can also represent one of the functional roles listed above.


SCOPE AND APPROACH

The deployment of the Pandesic Solution is accomplished utilizing the Pandesic Deployment Methodology. This methodology is comprised of four phases, which are highlighted below:

     1.  PREPARATION
         During the Preparation phase, the merchant completes the pre-work and education is provided to the Merchant on the Pandesic System.

     2.  INSTALLATION
         The hardware and software is delivered, setup, configured and tested.

     3.  INITIALIZATION
         The merchant receives additional training and the Pandesic Solution is personalized with basic store setup. Merchant tests the system.

     4.  ROLLOUT
         Merchant completes store setup, develops the creative store front if desired, and integrates the store into the existing web site if applicable.


                                  PREPARATION


The preparation phase of the project sets the foundation for the installation and initialization of the system. It is during this phase that the Merchant must complete the activities outlined in the Merchant Pre-work Document. These activities include, but are not limited to:

      -  Identify Credit Cards Vendors
      -  Sign up with CyberCash
      -  Establish business relationship with transportation carriers
      -  Identify consignment model
      -  Register a domain name
      -  Obtain a VeriSign Secure Server ID
      -  Establish online business rules
      -  Establish banking relationships
      -  Provide catalog, product and inventory information
      -  Develop strategies for marketing products online
      -  Establish physical space for the installation
      -  Obtain digital pictures of merchandise
      -  Complete Merchant Questionnaire

It is during the Preparation Phase that the Deployment coordinates the scheduling of the installation with the Certified Installers based upon completion of the Merchant pre-work. Additionally, the Deployment Manager provides the Merchant with a high level overview of both the deployment process and the Pandesic-TM- e-business solution.

INSTALLATION

The installation of the Pandesic-TM- e-business solution is the first of a two phase process. In this phase the Pandesic-TM- e-business solution is configured, and tested at the hosting site. The installation of the Pandesic-TM- e-business solution can only begin upon completion of the Merchant Pre-work. It is during this phase that Pandesic will be responsible for:

    - Execution of the Pandesic provided Technical Script. Activities within the script may include but are not limited to:

        - Prepare the IP Configuration
        - Prepare network properties
        - Establish system settings
        - Configure Internet information server
        - Configure SQL Server
        - Configure SAP System
        - Run Patch Transports
        - Update hostnames in RFC's
        - NT configuration tasks
        - Test SAP connection server
        - Verify DCOM setting s
        - Configure Cybercash
        - Configure Citibank World Link
        - Configure Verisign
        - System Testing

    Additionally, Pandesic will be responsible for the installation of a single printer at a warehouse location.

The Functional Certified Installer will be responsible for using the responses provided in the Prew-Work Questionnaire to execute the Functional Script. Activities within the script may include but are not limited to:

         - System preparation
         - Create company basic information
         - Define shipping conditions
         - Update tax jurisdictions
         - Create credit card conditions
         - Establish financial information
         - Establish automated background processes
         - Create base materials, attributes and catalogs
         - System testing

INITIALIZATION

During the Initialization Phase of the project is when the Merchant receives training, the Pandesic-TM- e-business solution is personalized with basic store set up, and the Merchant tests the initial system.

During this phase the Certified Installer will load the basic material, catalog and inventory information for the base system.

The initial load of the Merchants information includes the following:

         - Baseline configuration of 3 distribution centers
         - Install 1 printer at a single distribution center
         - Base line population of 50 products

          - Create basic product catalog - establish a basic catalog hierarchy and build at least 10 basic branches of that hierarchy
          - Update inventory levels - populate the inventory levels of the catalog products for at least 50 of the product line items.
          - Establish user id's and security to support the baseline configuration
          - Perform system backup.


Additionally, during this phase, the Certified Installer will deliver five hours of functional training for the Merchant on overall operation and maintenance of the Pandesic System. The final component of the Initialization Phase of deployment is for the Merchant to test the baseline of products which have been loaded during the Initialization phase. Upon completion of a successful system test, the Merchant, Certified Installer, and Deployment Manager will sign-off on the completion of the Installation and Initialization of the Pandesic-TM- e-business solution.


ROLLOUT

It is during the Rollout Phase that the Merchant completes store set up, develops the creative storefront and integrates the store into the existing web site. Activities that the Merchant should perform include:

           - Create full product material load
           - Create all catalog levels
           - Create all distribution centers
           - Update inventory levels for full product line
           - Establish security for all users
           - Integrate Pandesic store with existing web site
           - Full system testing

Upon completion of the above activities, the Pandesic-TM- e-business solution is ready to go live.


ASSUMPTIONS

The following outlines the assumptions Pandesic has made related to the deployment of the Pandesic-TM- e-business solution.

            - The entire Merchant Pre-work document is completed before beginning the installation phase of the project.
            - Additional work related to the deployment not listed above is not included in the pricing of the Pandesic-TM- e-business solution, but may be contracted for an additional fee.


FEES

As part of the Pandesic-TM- e-business solution, Pandesic will provide a Deployment Manager at no additional charge. Fees that are the responsibility of the merchant include:

            - Registration of the domain name through Internic
            - Obtaining VeriSign Secure Digital ID
            - Bank Fees and other fees associated with establishing
              secure financial transaction processing

Any additional services, other than those described above, provided by the Certified Installer are arranged directly between the Merchant and the Certified Installer.

--------------------------------------------------------------------------------

       MERCHANT ROLES NOT INCLUDED AS PART OF THE PANDESIC E-BUSINESS SOLUTION

     PREWORK
       MERCHANT                         WEBSITE DESIGN & CONTENT



     PREPARATION
       Pandesic                         Project Coordination
                                        Merchant Education
       Merchant                         Complete Merchant Questionnaire



     INSTALLATION
       Pandesic                         Installation Support
       Certified Installer              Functional & Technical Installation
                                        Merchant Training



     INITIALIZATION
       Pandesic                         Installation Support
       Certified Installer              System Initialization & Test
                                        System Restoration
                                        Merchant certification



     ROLLOUT
       Pandesic                         Quality Control
       MERCHANT                         SYSTEM CUSTOMIZATION



--------------------------------------------------------------------------------
EVERGREEN - PROVIDED BY PANDESIC
--------------------------------------------------------------------------------
     24x7 MISSION CRITICAL COVERAGE     Database down, hardware problems, etc.
     BACKUP SERVICES                    Daily and weekly backups
     CUSTOMER, TECHNICAL SUPPORT        5am PST - 8pm PST, Mon-Fri
     SOFTWARE UPGRADES                  Minimize downtime on major upgrades
     HARDWARE, NETWORK UPGRADES         Pandesic will determine performance
                                        benchmarks and upgrade as needed

                                      SCHEDULE B
                 PANDESIC E-BUSINESS SOLUTIONS-TM- CONTRACT # ______
                           MAINTENANCE AND SUPPORT SERVICES

1.   MAINTENANCE AND SUPPORT SERVICES

     a) During such periods as Pandesic makes available such services generally to its Merchants for the Pandesic E-Business Solutions Services, Pandesic will provide the following maintenance and support services (the "Maintenance and Support Services") to Merchant in respect of the Licensed Software:

          i)   telephone support, consisting of the following:

               a) explaining specific functions and features of the Service Equipment and the Licensed Software;

               b) guiding Merchant's employees in the performance of specific operations using the Service Equipment and the Licensed Software; and,

               c)   first level response to defect reports; and,

          ii) correction of errors in the Licensed Software, which Pandesic is able to reproduce and which cause a material loss of function in the Licensed Software;

     subject, in each case, to Pandesic's ability to procure from third party licensors, where necessary, assistance or software required to provide the Maintenance and Support Services. In order to receive Maintenance and Support Services hereunder, Merchant must provide the required remote support and update connections to the Service Equipment as and when required by Pandesic.

     b) Pandesic will provide the Maintenance and Support Services on a 7 day by 24 hour basis.

     c) Any request for Maintenance and Support Services must be made by Merchant to Pandesic by telephone and must describe, with reasonable specificity, the Maintenance and Support Services required.

2.   EXCLUDED SERVICES

     a) Maintenance and Support Services will not include the following ("Excluded Services"):

          i) user education and training except as otherwise expressly stated in this Agreement;

          ii)  third party software implementation or installation;

          iii) on-site support;

          iv)  modification of the Licensed Software;

          v) correction of errors attributable, in Pandesic's reasonable opinion, to operator error;

          vi) correction of errors attributable, in Pandesic's reasonable opinion, to the Merchant's use of software other than the Licensed Software in conjunction with the Licensed Software; and

          vii) Merchant's individual network security unless it is part of Pandesic's general network security for its hosted E-Business Solutions Service server operations.

     b) Pandesic may, at its sole option, provide Excluded Services to the Merchant from time to time at such rates and charges as may be mutually agreed between Pandesic and the Merchant.

3.   LICENSED SOFTWARE UPGRADES

     Pandesic may from time to time make available modified and/or enhanced versions of the Licensed Software ("Upgrades"). Pandesic will make each such Upgrade available to Merchant on the same terms as Pandesic makes such Upgrade generally available to other licensees of the Licensed Software. Maintenance and Support shall only be provided in respect of the most current version of the Licensed Software and the previous version (i.e. version 1.x and version 1.[x minus 1]).

                                  SCHEDULE C
                PANDESIC E-BUSINESS SOLUTIONS-TM- CONTRACT # ________
                              CHARGES TO MERCHANT



(A) Merchant shall pay to Pandesic the sum of [***] upon the acceptance by Pandesic of this agreement.

(B) Upon the completion of installation, Merchant shall remit to Pandesic within 30 days following the expiration of each calendar month (in the event the installation is completed mid-month, the Fees shall be prorated for that month) the aggregate incremental transaction percentage amounts of Merchant's gross revenues (for clarification purposes, gross revenues shall not include sales tax charged to customers of Merchant or bank transaction fees associated with customer revenues) generated by the sale or other distribution of products or services provided by Merchant through use of the Pandesic-TM- E-Business Solutions Service during such month, less the amount of post-invoice credits granted by Merchant to its customers during such month in accordance with Merchant's standard credit and returns policy end (the "Fees"). If such fees do not equal or exceed the Monthly Base Fee applicable to Licensee Monthly Sales up to [***] in any month, Merchant shall remit the difference to Pandesic within 30 days of the end of such month.

     The fees are predicated on the Merchant offering less than [***] Base Products utilizing the Pandesic-TM- E-Business Solutions Service (a Base Product being a distinct product which can have color and size variations), AND Merchant having less than ten warehouses, AND Merchant operates on a supplier, reseller or physical consignment business model.

     Such payments shall be paid sooner than on a monthly basis as and when software functionality in the Licensed Software provides the ability to do so. Merchant agrees to utilize such software functionality when available. Merchant shall provide to Pandesic, together with such Fees, a detailed report (the "Report"), which shall include (a) the number of sales or other distribution of products or services provided by Merchant through use of the Pandesic-TM- E-Business Solutions Service, (b) the amount of revenue generated by such sale or distribution and (c) the number, amount, and nature of post-invoice credits granted.



***CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
   SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


Licensee Monthly Sales                          Monthly Transaction Fee
----------------------         ------------------------------------------------------------
  From           To            Monthly Base Fee              Incremental Transaction %
--------      --------         ----------------       -------------------------------------
 [***]          [***]                [***]            Plus [*] of the amount over $50,000

 [***]          [***]                [***]            Plus [*] of the amount over $100,000

 [***]          [***]                [***]            Plus [*] of the amount over $250,000

 [***]          [***]                [***]            Plus [*] of the amount over $500,000

 [***]          [***]                [***]            Plus [*] of the amount over $1,000,000

 [***]          [***]                [***]            Plus [*] of the amount over $2,500,000

 [***]          [***]                       to be renegotiated at such time


     For example, a Merchant that transacts [***] of revenue is responsible for a monthly transaction fee of [***].

     From the table above:


 [***]          [***]                [***]            +/- [***] of the amount over $500,000


Base fee                             [***]

[***] of [***] (amount over [***])   [***]

Total                                [***]






***CERTAIN CONFIDENTIAL INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
   SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     SCHEDULE D
                PANDESIC E-BUSINESS SOLUTIONS-TM- CONTRACT # ______
                  LIST AND TIMETABLE OF FUNCTIONALITY ENHANCEMENTS
                  ------------------------------------------------


PHASE 1:  ON INSTALLATION

REQUIREMENT:  CUSTOMER BASED ORDER MANAGEMENT:

          - Customer needs web based facility to make changes to their outstanding orders. Changes will include adding line items, deleting line items, change delivery dates

     SOLUTION: Initial solution will provide customer with order change capability but the back-end processing of those changes will result in the cancellation and re-entry of the order. This will be invisible to the customer except that he/she will receive a new order number when changing orders. Longer term solution will be for customer changes to be applied to the original order rather than deletion and creation of a new order

     CUSTOM DEVELOPMENT REQUIRED: Front-end changes to allow customer to make changes to the order, then taking those changes and passing them back to the R/3 engine so the original order can be deleted then a new order created. Longer term solution will require re-configuration of the R/3 engine to allow for change orders and a front-end facility to allow customers to make those changes.

REQUIREMENT:  PRE-ORDERS AND BACK-ORDERS:

          - System needs to allow the customer to distinguish between pre-(advanced releases of videos) and back-orders (titles not in stock)
          - System needs to allow customer to order a DVD prior to official release of the title
          - Provide ability for customer select delivery/shipment options such as "ship complete" or ship when three titles at a minimum are available, etc.

     SOLUTION: Creation of separate catalog categories, and the assignment of specific videos to those categories will allow customers to distinguish between pre-releases and other titles when browsing the catalog. Pre-releases titles will be set with an inventory qty of 0, allowing the customer to place the order. The Licensed Software will treat these pre-release orders like back-orders. Distinction between pre-release orders and standard back orders can be explained through language on the site explaining the difference between pre-releases and back-orders for titles already released. Customer would then have the option to select either "ship order complete" or "ship when available" for their order.

     CUSTOM DEVELOPMENT REQUIRED: Enable the Licensed Software to allow the consumer to select "ship order complete", indicating that the order is not to be shipped until all line items are ready for delivery. The Licensed Software's default setting is to ship each line item as it's available. This will give the customer the choice to "ship when available" or "ship order complete."

REQUIREMENT:  COMBINE PICK AND PACK SLIP AND REDUCE THAT PROCESS TO ONE FORM:

     SOLUTION: Merchant will attempt to use the Licensed Software standard configuration of separate pick and pack slips, but reserves the right to request re-configuration to a single form if this is not workable in the long run.

REQUIREMENT: DYNAMIC CREATION OF "WHAT'S NEW", "COMING ATTRACTIONS", AND SEARCH-ALPHA LIST.

     SOLUTION: The Licensed Software will allow for "What's New" and "Coming Attraction" categories in the catalog. To achieve this, Merchant only has to assign individual titles to those categories. The Licensed Software will also provide a "Search-Alpha" list for users to see all store titles (except adult videos) in a single drop-down box.

     CUSTOM DEVELOPMENT REQUIRED:  Creation of a "Search-Alpha" capability.

REQUIREMENT:  DYNAMIC CATEGORIES
          -    Conceal adult titles on storefront via secure access of some type
          - Block customers referred from certain sites (Gateway) from seeing adult and Playboy titles in any and all places these titles may appear including withing the "new arrivals" section.
          -    Adult and Playboy title option display in user profile

     SOLUTION: The Licensed Software will provide a capability to block customers referred from certain sites from seeing adult titles. Concealed adult titles on store front via secure access and "Adult title option display in user profile" will be delivered in a later phase.

     CUSTOM DEVELOPMENT REQUIRED: Track customers coming from certain sites and prevent the "Adult-title" catalog category from being displayed to customer.

REQUIREMENT: SEND EMAIL NOTIFICATION TO A CUSTOMER IF A PRE-ORDERED PRODUCT SHIPPING DATE IS CHANGED. PROVIDE A MANUAL OR SCHEDULED PROCESS TO RUN EVERY N DAY(S) TO EMAIL CUSTOMERS ABOUT STATUS CHANGES TO ORDERS.

     SOLUTION:  The Licensed Software already supports this requirement.

REQUIREMENT: PROVIDE THE ABILITY TO ALLOW THE CUSTOMER TO ENTER SPECIFIC SHIPPING INSTRUCTIONS ON AN ORDER SUCH AS "DO NOT INCLUDE INVOICE IN BOX".

     SOLUTION: The Licensed Software is to provide capability to allow customer to specify special shipping conditions. These requests will be in the form of text based note entered by the customer at order placement time and will print on the pick list.

     CUSTOM DEVELOPMENT REQUIRED: Enable "special notes" field on order form. These notes will print on pick list as special handling instructions for warehouse.

REQUIREMENT: TRACK FOR REPORTING PURPOSES, ORDERS REFERRED FROM CERTAIN URLs. (THIS IS TO ACCOMMODATE COMMISSION TACKING.)

          SOLUTION:      The Licensed Software will provide the capability to
          track orders referred from certain URL's through reporting.

          CUSTOM DEVELOPMENT REQUIRED: Ability to track referred customers from certain sites. This requires we associate a specific order from a referred site. Creation of a report to identify orders actually placed from referred site visits.

PHASE 2:  TARGETED FOR MID/LATE JUNE IMPLEMENTATION

REQUIREMENT: PROVIDE THE ABILITY TO DEFINE SELECTED ORDERS FOR HUMAN REVIEW PRIOR TO PROCESSING (I.E., HOLD ALL FOREIGN ORDERS, HOLD ORDERS THAT HAVE DIFFERENT SHIP-TO ADDRESSES FROM BILL-TO ADDRESSES, HOLD MULTIPLE ORDERS FOR THE SAME CREDIT CARD.)

     SOLUTION: Pandesic and Merchant to work to refine requirements and provide solution for June delivery.

     CUSTOM DEVELOPMENT REQUIRED:       Enable block order capability based on
          Merchant conditions. Also provide Review Queue to allow Merchant to view blocked orders and disposition as appropriate.

REQUIREMENT: STORE CUSTOMERS USER ACCOUNT PROFILE WITH CREDIT CARD INFORMATION -- NEEDS TO STORE MULTIPLE CREDIT CARD NUMBERS.

     SOLUTION:      PANDESIC TO ADD TO VER. 2.1 ROADMAP.  The Licensed Software
     to provide functionality so consumer does not have to re-enter credit card information if they've shopped at the store before. For June delivery. The Licensed Software can either store the credit card numbers with the customer account information on the same Pandesic server or Pandesic can utilize the Cybercash database to retrieve previously used credit cards. Pandesic will also work with Merchant to define longer term solution requirements for inclusion into 2.1 release.

     CUSTOM DEVELOPMENT REQUIRED: Custom work will depend on Merchant solution preference:
     a) Store credit card numbers on Pandesic server. The Licensed Software will store multiple credit card numbers with the customers profile information on the Pandesic server. Allow customer to either use existing credit card info or enter a different number as an override.

     b)  Utilize Cybercash database to retrieve previously used credit cards:
         Credit card numbers will not be stored on Pandesic server but rather retrieved from remote Cybercash database using previous order information.

REQUIREMENT:  SUPPORT ORDERS TAKEN BY PHONE (1-800) AS WELL AS WWW.

          SOLUTION:      Pandesic is already working on 1-800 call center
          templates which will allow Merchant 1-800 operators to utilize a more efficient interface for placing phone orders. These new templates will be ready for the June phase.

          CUSTOM DEVELOPMENT REQUIRED: Provided Merchant is content with the templates already being developed, there is no custom development required. However, if the templates do not meet Merchant's needs, custom work will be required.


PHASE 3:  TARGETED FOR PANDESIC 2.1 RELEASE (SCHEDULED FOR AUGUST)

REQUIREMENT:  "ONE CLICK" ORDER CAPABILITY

SOLUTION:      ADD TO PANDESIC'S 2.1 ROADMAP.  Pandesic and Merchant to work to refine requirements and provide solution for Pandesic release 2.1 delivery. REQUIREMENT: GIFT CERTIFICATES

     SOLUTION:  Already on Pandesic 2.1 roadmap.

REQUIREMENT: PROVIDE THE ABILITY TO STAGE PICKING (I.E., STAGE ALL FOREIGN SHIPMENTS TO PRINT JUST THOSE PICK, PACK AND SHIPPING PAPERS).

     SOLUTION: ADD TO PANDESIC'S 2.1 ROADMAP. Pandesic is already planning on staged shipments for ver. 2.1 but not currently planning on staging by ship-to destination (country). Need to work with Merchant to understand requirements and incorporate into 2.1 solution.

REQUIREMENT: PROVIDE THE ABILITY TO ALLOW THE CUSTOMER TO SPECIFY A FIXED NUMBER OF TITLES TO BE SHIPPED IN EACH SHIPMENT. THIS PROVIDES THE CUSTOMER THE ABILITY TO MINIMIZE SHIPPING COSTS. EXAMPLE: "SHIP WHEN A MINIMUM OF THREE TITLES ARE AVAILABLE."

     SOLUTION: ADD TO PANDESIC'S 2.1 ROADMAP. Need to work with Merchant to understand requirements and incorporate into 2.1 solution.

     CUSTOM DEVELOPMENT REQUIRED: Modification to R-3 engine to allow for variable customer shipment criteria.


PHASE 4:  FUTURE PANDESIC RELEASES BEYOND VER 2.1 (TARGET DECEMBER)

REQUIREMENT: IF A CUSTOMER REQUESTS TWO BACKORDERED TITLES TO BE SHIPPED AS AVAILABLE, AND THE ARRIVE ON THE SAME DAY BUT ONE IN THE MORNING AND ONE IN THE AFTERNOON, HOW MIGHT WE DEAL WITH THE SUPERFLUOUS SHIPPING CHARGES THAT WOULD REQUIRE THE CUSTOMER TO PAY?

     SOLUTION: Not a planned feature. Pandesic and Merchant to discuss for consideration into future releases. The system will not generate multiple shipping charges to the customer, however Merchant may incur added shipping charges for the subsequent shipments.

     CUSTOM DEVELOPMENT: Pandesic to deliver a consolidated batch picking process that will provide ability to consolidate multiple deliveries per order based on a Merchant schedule.

REQUIREMENT:  CUSTOMER MAINTAINED ORDERS, "MULTIPLE" ORDER MANAGEMENT:
Provide the ability for customers to maintain multiple order baskets (example, CDNOW's Lunchbox.)

     SOLUTION: Pandesic and Merchant to discuss the planned 'personal wish list' to see if this meets the Lunchbox requirements. This feature provides the customer the ability to maintain a selection of items and to decide at a later date to create an order from this selection. The 'wish list' is a planed feature for the 2.1 release in August.

                                   AGREEMENT

     This Agreement (the "Agreement") is entered into by and between Pandesic LLC, a Delaware limited liability company, with its offices in Sunnyvale, California ("Pandesic") and DVD Express, Inc., a California corporation with its offices in Hollywood, California ("DVD Express") as of this 9th day of April, 1999.

     WHEREAS, Pandesic and DVD Express entered into that certain E-Business Solution Agreement dated March 25, 1998 (the "E-Business Agreement"); and

     WHEREAS, the E-Business Agreement was entered into by both Pandesic and DVD Express during the early stages of their respective business development; and

     WHEREAS, Section 13 of the E-Business Agreement entitled
"Confidentiality" does not specifically obligate either Pandesic or DVD Express to keep the terms of such E-Business Agreement confidential; and

     WHEREAS, it was always the understanding and intent of both Pandesic and DVD Express that the terms of the E-Business Agreement be subject to the confidentiality provisions set forth in Section 13 of such E-Business Agreement; and

     WHEREAS, DVD Express is filing a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") in connection with an initial public offering of its common stock; and

     WHEREAS, in accordance with the rules promulgated under the Securities Act of 1933, as amended (the "Securities Act"), DVD Express is required to file the E-Business Agreement with the Commission as an exhibit to the Registration Statement; and

     WHEREAS, Pandesic and DVD Express acknowledge and are concerned about the filing of the E-Business Agreement in that it may result in disclosure to the public of highly sensitive economic, commercial, proprietary and other such information set forth in the E-Business Agreement which could cause competitive and economic harm to both Pandesic and DVD Express; and

     WHEREAS, DVD Express has agreed to file with the Commission an application for an order granting confidential treatment of certain highly sensitive portions of the E-Business Agreement (the "Confidential Treatment Application"), in connection with, but not part of, DVD Express' Registration Statement; and

     WHEREAS, Pandesic permits DVD Express to file the Confidential Treatment Application with the Commission; and

     WHEREAS, Pandesic and DVD Express wish to include the terms and provisions of the E-Business Agreement within the definition of "Confidential Information" contained in Section 13 of such E-Business Agreement; and

     WHEREAS, Pandesic and DVD Express mutually agree to use their best efforts to keep confidential the terms of the E-Business Agreement.

     NOW, THEREFORE, for good and valuable consideration, and in consideration of the mutual covenants set forth above, Pandesic and DVD Express hereby agree as follows:

     Section 13 of the E-Business Agreement is hereby amended to read as follows:

     13. Confidentiality.

         a) Merchant and Pandesic each acknowledge that, during the term of this Agreement, it will receive information from the other party that the disclosing party regards as confidential, including the terms and provisions of this Agreement (collectively, the "Confidential Information"). Pandesic and Merchant each agree to take measures to protect the confidentiality of the other party's Confidential Information that, in the aggregate, are no less protective than those measures it uses to protect the confidentiality of its own Confidential Information, but at a minimum, Merchant and Pandesic shall take reasonable steps to
             (i) use Confidential Information of the other party only for the purposes of this Agreement; (ii) avoid disclosure of such Confidential Information to any third party, without the disclosing party's prior written consent, other than to each other's employees and contractors on a need-to-know basis; (iii) advise its employees and contractors of the confidential nature of the Confidential Information and of the prohibitions contained herein; (iv) not duplicate such Confidential Information, except as reasonably necessary to perform their duties hereunder, and (v) not remove or destroy any proprietary or copyright notice appearing therein.

          b) This Section 13 will not apply to Confidential Information that:

             i) is rightfully known to the recipient prior to receipt from the disclosing party;
             ii) is required to be disclosed under the laws of that party's jurisdiction and/or the federal securities laws (provided that the parties shall meet and discuss in good faith reasonable and lawful methods for limiting such disclosure);
             iii) is disclosed to an assignee of Pandesic; or
             iv)  is or later enters the public domain.


          c) Pandesic and Merchant each acknowledge that its failure to comply with the provisions of this Section 13 will cause irreparable harm to the other party which cannot be adequately compensated for in damages, and accordingly acknowledges that the other party will be entitled, in addition to any other remedies available to it, to interlocutory and permanent injunctive relief to restrain any anticipated, present or continuing breach of this Section.

     IN WITNESS WHEREOF, Pandesic and DVD Express have executed this Agreement as of the date above first written.

                                       Pandesic LLC



                                            /s/ Harold Hughes
                                       ---------------------------
                                       By:  Harold Hughes
                                       Its:




                                       DVD Express, Inc.



                                            /s/ Michael Dubelko
                                       ---------------------------
                                       By:  Michael Dubelko
                                       Its: President